                                                                   EXHIBIT 24(c)

                                   GREIF, INC.

                                POWER OF ATTORNEY
                                       FOR
                            FORM 10-K ANNUAL REPORTS

     The undersigned, a director of Greif, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, my true and lawful attorneys-in-fact and agents, with full power to act without the other, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as a director of the Company, to execute any and all of the Company's Annual Reports on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intent and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     The undersigned has executed and delivered this Power of Attorney on the date set forth below.


Dated: June 3, 2003                     /s/ Judith D. Hook
       ----------------------           ----------------------------------------
                                        Signature of Director


                                        Judith D. Hook
                                        ----------------------------------------
                                        Print Name

                                   GREIF, INC.

                                POWER OF ATTORNEY
                                       FOR
                            FORM 10-K ANNUAL REPORTS

     The undersigned, a director of Greif, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael J. Gasser and William B. Sparks, Jr., and each of them, my true and lawful attorneys-in-fact and agents, with full power to act without the other, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as a director of the Company, to execute any and all of the Company's Annual Reports on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intent and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     The undersigned has executed and delivered this Power of Attorney on the date set forth below.


Dated: January 20, 2004                 /s/ Patrick J. Norton
       ----------------------------     ----------------------------------------
                                        Signature of Director


                                        Patrick J. Norton
                                        ----------------------------------------
                                        Print Name